Exhibit 99.1 FOR IMMEDIATE RELEASE

Green Plains Inc. Appoints Chris Osowski as Chief Executive Officer
Veteran operations and technology leader to drive next phase of growth and innovation
OMAHA, Neb. August 19, 2025 (BUSINESS WIRE) Green Plains Inc. (NASDAQ:GPRE) (“Green Plains,” the “Company,” “we” or “us”) today announced the appointment of Chris Osowski as Chief Executive Officer and member of the Board of Directors, effective immediately.

Mr. Osowski most recently served as Executive Vice President, Operations and Technology of the Company since January 2022 and has been a member of the company’s Executive Committee since March 2025.

“Chris has the right combination of leadership, operational depth, and industry experience to lead Green Plains into its next chapter,” said Jim Anderson, Chairman of the Board. “As we considered several highly qualified candidates, we focused on finding a leader who could accelerate our safety-first, measurement-driven culture of operational excellence. Chris stood out as the right choice to carry that agenda forward.”

“I would also like to extend the Board’s sincere gratitude to Michelle Mapes for her outstanding service as Interim Principal Executive Officer and for her continued leadership as our Chief Legal and Administration Officer,” added Anderson. “We are equally grateful to the other members of the Executive Committee — Imre Havasi, Jamie Herbert and Chris Osowski — for their steady leadership and collaboration during this important transition period.”

With more than 20 years of global leadership experience across the chemical, agribusiness, and renewable energy sectors, Mr. Osowski is widely recognized for driving operational transformation, innovation and sustainable growth in complex industrial environments. He has held senior roles in the United States, Europe, and Asia.

Prior to joining Green Plains, Mr. Osowski served as Vice President, Global Technology for ADM and held leadership positions at Tate & Lyle, Renewable Energy Group, and POET. A native of Argyle, Minnesota, he holds a bachelor’s degree in agricultural and biosystems engineering from North Dakota State University and an MBA from Minnesota State University.

“I am excited and honored to lead Green Plains,” said Chris Osowski, Chief Executive Officer. “We have an exceptional team and a clear strategy focused on operational excellence, disciplined execution, and long-term value creation for our shareholders, customers, and communities. I’m also pleased to announce the appointment of Trent Collins to Senior Vice President of Operations. I have worked closely with Trent over the years and have seen firsthand the depth of his operational expertise and his unwavering commitment to building a culture centered on safety and accountability. His leadership will be instrumental as we continue to strengthen our performance and deliver on our strategic priorities.”

Mr. Collins joined Green Plains as Vice President of Operational Excellence in April 2024 and brings more than 30 years of leadership experience in the protein and agribusiness sectors. He previously served as Senior Vice President Ingredients Operations at Benson Hill and Global Director, Proteins Technology at ADM.

About Green Plains Inc.
Green Plains Inc. (NASDAQ:GPRE) is a leading biorefining company advancing the transition to a low-carbon world through the production of renewable fuels and sustainable, high-impact ingredients. The company leverages agricultural, biological, and fermentation expertise to transform annually renewable crops into low-carbon energy and sustainable feedstocks. Green Plains is actively deploying carbon capture and storage (CCS) solutions, with three of its facilities set to begin carbon capture later this year. Through innovation and operational excellence, Green Plains is reducing the carbon intensity of its products while delivering value to stakeholders. For more information, visit www.gpreinc.com.

Forward-Looking Statements
All statements in this press release (and oral statements made regarding the subjects of this communication), including those that express a belief, expectation or intention, may be considered forward-looking statements (as defined in Section 21E of the Securities Exchange Act, as amended, and Section 27A of the Securities Act of 1933, as amended) that involve risks and uncertainties that could cause actual results to differ materially from projected results. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include statements relying on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of the company, which could cause actual results to differ materially from such statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The forward-looking statements may include, but are not limited to the expected future growth, dividends and distributions; and plans and objectives of management for future operations. Forward-looking statements may be identified by words such as "believe," "intend," "expect," "may," "should," "will," "anticipate," "could," "estimate," "plan," "predict," "project" and variations of these words or similar expressions (or the negative versions of such words or expressions). While the company believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: the failure to realize the anticipated results from the new products being developed; the failure to realize the anticipated costs savings or other benefits of the merger; local, regional and national economic conditions and the impact they may have on the company and its customers; disruption caused by health epidemics, such as the COVID-19 outbreak; conditions in the ethanol and biofuels industry, including a sustained decrease in the level of supply or demand for ethanol and biofuels or a sustained decrease in the price of ethanol or biofuels; competition in the ethanol industry and other industries in which we operate; commodity market risks, including those that may result from weather conditions; the financial condition of the company’s customers; any non-performance by customers of their contractual obligations; changes in safety, health, environmental and other governmental policy and regulation, including changes to tax laws such as the One Big Beautiful Bill; the impact of tariffs, renewable fuel programs and low carbon programs; risks related to acquisition and disposition activities and achieving anticipated results; risks associated with merchant trading; risks related to our equity method investees; the results of any reviews, investigations or other proceedings by government authorities; and the performance of the company.

The foregoing list of factors is not exhaustive. The forward-looking statements in this press release speak only as of the date they are made and the company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities and other applicable laws. We have based these forward-looking statements on our current expectations and assumptions about future events. While the company’s management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the company’s control. These risks, contingencies and uncertainties relate to, among other matters, the risks and uncertainties set forth in the "Risk Factors" section of the company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (the "SEC"), and any subsequent reports filed by the company with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Green Plains Inc. Contact
Investor Relations | 402.884.8700 | investor@gpreinc.com

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